Summary of Significant Accounting Policies (Policies)	12 Months Ended
Mar. 31, 2021
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation
The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and include the accounts of the Company and its wholly owned subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

Fiscal Year	Fiscal Year The Company’s fiscal year ends on March 31. References to fiscal year 2021, 2020 and 2019, refer to the fiscal years ended March 31, 2021, 2020 and 2019, respectively.

Use of Estimates
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities and the related disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period and the accompanying notes. Significant items subject to such estimates and assumptions include, but are not limited to, the determination of standalone selling price for various performance obligations; the estimated expected benefit period for the rate and recognition pattern of breakage revenue for purchases where a saliva collection kit is never returned for processing; reserves for customer refunds and sales incentives; the fair value of financial assets and liabilities; the capitalization and estimated useful life of internal use software; the useful life of long-lived assets; the timing and costs associated with asset retirement obligations; the incremental borrowing rate for operating leases; stock-based compensation including the determination of the fair value of the Company’s common stock and stock options; and the valuation of deferred tax assets and uncertain tax positions. The Company bases these estimates on historical and anticipated results, trends and various other assumptions that it believes are reasonable under the circumstances, including assumptions as to future events. Actual results could differ from these estimates, and such differences could be material to the consolidated financial statements.
The novel coronavirus (“COVID-19”) pandemic has created significant global economic uncertainty and resulted in the slowdown of economic activity. COVID-19 has disrupted the Company’s general business operations since March of 2020 and will continue to do so for an unknown period. In the last quarter of fiscal year 2020, the Company recorded impairment losses of $12.6 million to operating ROU assets associated with the Company’s operating lease in Sunnyvale, California, as a result of foreseeable future sublease rental income reduced and delayed by the pandemic. See Note 5, “
Restructuring
”, for more details. As of the date of issuance of these consolidated financial statements, the extent to which COVID-19 may impact the future financial condition or results of operations is still uncertain. The Company is not aware of any specific event or circumstance that would require revisions to estimates, updates to judgments, or adjustments to the carrying value of assets or liabilities. These estimates may change, as new events occur and additional information is obtained, and will be recognized in the consolidated financial statements as soon as they become known. Actual results could differ from those estimates and any such differences may be material to the consolidated financial statements.

Foreign Currency
Foreign Currency
The Company has no foreign subsidiaries. The functional currency of the Company is the U.S. dollar. Accordingly, foreign currency assets and liabilities are remeasured into U.S. dollars at the end-of-period exchange rates except for non-monetary assets and liabilities, which are measured at historical exchange rates. Revenue and expenses are remeasured each day at the exchange rate in effect on the day the transaction occurred. Foreign currency transaction gains and losses have been immaterial during the periods presented.

Comprehensive Loss
Comprehensive Loss
Comprehensive loss consists of other comprehensive income (loss) and net loss. The Company did not have any other comprehensive income (loss) transactions during the periods presented. Accordingly, comprehensive loss is equal to net loss for the periods presented.

Concentration of Supplier Risk
Concentration of Supplier Risk
Certain of the raw materials, components and equipment associated with the deoxyribonucleic acid (“DNA”) microarrays and saliva collection kits (“Kits”) used by the Company in the delivery of its services are available only from third-party suppliers. The Company also relies on a third-party laboratory service for the processing of its customer samples. Shortages and slowdowns could occur in these essential materials, components, equipment and laboratory services due to an interruption of supply or increased demand in the industry. If the Company were unable to procure certain materials, components, equipment or laboratory services at acceptable prices, it would be required to reduce its laboratory operations, which could have a material adverse effect on its results of operations.
A single supplier accounted for 100% of the Company’s total purchases of microarrays and a separate single supplier accounted for 100% of the Company’s total purchases of Kits for the fiscal years ended March 31, 2021, 2020 and 2019. One laboratory service provider accounted for 100% of the Company’s processing of customer samples for the fiscal years ended March 31, 2021, 2020 and 2019.

Concentration of Credit Risk
Concentration of Credit Risk
Financial instruments that potentially subject the Company to a concentration of credit risk include cash and accounts receivable. The Company maintains its cash with high-quality financial institutions in the United States, the composition and maturities of which are regularly monitored by the Company. The Company’s revenue and accounts receivable are derived primarily from the United States. See Note 2, “
Summary of Significant Accounting Policies
”, for additional information regarding geographical disaggregation of revenue. The Company grants credit to its customers in the normal course of business, performs ongoing credit evaluations of its customers and does not require collateral. The Company regularly monitors the aging of accounts receivable balances.
Significant customer information is as follows:

	March 31, 2021	March 31, 2020
Percentage of accounts receivable:
Customer A	0%	89%
Customer C	35%	2%
Customer D	40%	0%

	Year Ended March 31,
	2021	2020	2019
Percentage of revenue:
Customer C	21%	25%	24%
Customer B	16%	8%	2%

Cash and Restricted Cash
Cash and Restricted Cash
Cash consists of cash in the bank and bank deposits. Cash balances are with U.S. banks and are insured to the extent defined by the Federal Deposit Insurance Corporation. The Company maintains certain cash amounts restricted as to its withdrawal or use. The Company held total restricted cash of $8.4 million and $8.4 million as of March 31, 2021 and 2020, respectively, which are related to letters of credit in connection with operating lease agreements, as well as collateral held against the Company’s corporate credit cards.

Fair Value Measurements
Fair Value Measurements
Fair value is defined as the exchange price that would be received from the sale of an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company measures financial assets and liabilities at fair value at each reporting period using a fair value hierarchy which requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s classification within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
Three levels of inputs may be used to measure fair value:
Level 1 – Quoted prices in active markets for identical assets or liabilities.
Level 2 – Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
Recurring Fair Value Measurements
Cash is stated at fair value on a recurring basis. Restricted cash, accounts receivable, accounts payable, and accrued liabilities are stated at their carrying value, which approximates fair value due to the short time to the expected receipt or payment date. There were no other financial instruments in the Level 1, Level 2 or Level 3 categories as of March 31, 2021 and 2020.
Nonrecurring Fair Value Measurements
Certain items were recorded at fair value on a nonrecurring basis in the Company’s financial statements for fiscal years ended March 31, 2021, 2020 and 2019.
Long-lived assets within an asset group, which included right of use assets, leasehold improvements and property and equipment, were measured at fair value on a nonrecurring basis at March 31, 2020 due to an impairment recognized on those assets at that date (see Note 5, “
Restructuring
”). Fair value of the asset group was estimated as $21.5 million using discounted cash flows under the income approach and was classified in Level 3 of the fair value hierarchy. Under the income approach, the cash flows were discounted at 9.0% and incorporated assumptions based on the Company’s best estimate of future sub-lease income and sub-lease term for a portion of its headquarters facility.
Series F-1 preferred stock issued in connection with a collaboration agreement in July 2018 was measured at fair value on a nonrecurring basis at the date of issuance (see Note 3, “
Collaborations
”). Fair value of 17,291,066 shares of preferred stock was estimated as $272.7 million and was developed using an Option Pricing Model which allocated the Company’s concluded fair value of equity across the Company’s various classes of preferred and common stock at the date of issuance. The concluded equity value of the Company was estimated using both income and market approaches and was classified in Level 3 of the fair value hierarchy. The two approaches were equally weighted. Under the income approach, the cash flows for the Consumer & Research Services segment and the Therapeutics segment were discounted at 16% and 20%, respectively. The market approach applied selected multiples from guideline public companies to the Company’s historical and projected revenues.

Accounts Receivable, Net
Accounts Receivable, Net
Accounts receivable are recorded at the invoiced amount, net of estimated reserves for customer refunds and sales incentives, and are not interest-bearing. Accounts receivable represent amounts billed to the customers for bulk order and retail sales, and amounts billed under research services arrangements. Accounts receivable deemed uncollectable are charged against the estimated reserves when identified. The estimated reserves are based on the Company’s assessment of the collectability of accounts. The Company regularly reviews the adequacy of the estimated reserves based on a combination of factors, including an assessment of past collection experience, credit quality of the customer, customer’s aging balance, nature and size of the customer, the financial condition of the customer and the amount of any receivables in dispute. The reserve for sales incentives and bad debt were immaterial for all periods presented.

Inventories
Inventories
Inventories consist primarily of raw material of Kits and DNA microarrays and are stated at the lower of cost or net realizable value. Kits are shipped to and stored at third-party warehouses and retail consignment sites. DNA microarrays are shipped and stored at third-party laboratories. All inventories are expected to be delivered to the Company’s customers within a normal operating cycle for the Company, which is 12 months. Accordingly, all the Company’s Kits and DNA microarrays are classified as current assets in the consolidated balance sheets. Cost is determined using standard cost, which approximates the average cost of the inventory items, including shipping and taxes. The Company has determined that all of its inventories would be sold above cost, and that no reserve for lower of cost or net realizable value is required for the Company’s inventories as of March 31, 2021 and 2020.

Deferred Cost of Revenue
Deferred Cost of Revenue
Deferred cost of revenue consists primarily of the purchase costs and shipping and fulfillment costs of Kits that have been shipped to consumers and non-consigned retail sites. Deferred cost of revenue is recognized as cost of revenue when the performance obligation to which it relates is fulfilled, which is when the Kit is processed and initial results are made available to the customer, and the respective deferred revenue is recognized.

Impairment Losses of Deferred Cost of Revenue
Impairment Losses of Deferred Cost of Revenue
The Company recognizes an impairment loss when the costs incurred to date recorded as deferred cost of revenue plus the estimated direct costs to fulfill the performance obligations under the contract exceed the amount of consideration the Company received and expects to receive in the future. For the fiscal year ended March 31, 2021, no impairment loss was recorded. For the fiscal years ended March 31, 2020 and 2019, the Company recorded an impairment loss of $1.3 million and $6.5 million, respectively, of which $0.4 million and $2.2 million, respectively, was recorded as a reduction of deferred cost of revenue, and $0.9 million and $4.3 million, respectively, was recorded in accrued expenses and other current liabilities in the consolidated balance sheets for unrecoverable direct costs expected to be incurred in future periods.

Property and Equipment, Net
Property and Equipment, Net
Property and equipment are stated at cost net of accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and repairs are expensed as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the consolidated balance sheets, and any resulting gain or loss is reflected in consolidated statements of operations in the period realized.
The estimated useful lives of the Company’s property and equipment are as follows:

Computer and software	3 years
Laboratory equipment and software	5 years
Furniture and office equipment	5 years
Leasehold improvements	Shorter of remaining lease term or estimated useful life

Assets Held for Sale
Assets Held for Sale
The Company classifies its long-lived assets to be sold as held for sale when the following criteria are met (i) it has approved and committed to a plan to sell the asset, (ii) the asset is available for immediate sale in its present condition, (iii) an active program to locate a buyer and other actions required to sell the asset have been initiated, (iv) the sale of the asset is probable, (v) the asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value, and (vi) it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

The Company initially measures a long-lived asset that is classified as held for sale at the lower of its carrying value or its fair value, less costs to sell. Any loss resulting from this measurement is recognized in the period in which the held for sale criteria are met. Conversely, gains are not recognized on the sale of a long-lived asset until the date of sale. Depreciation is not charged against assets classified as held for sale. The Company assesses the fair value of a long-lived asset less any costs to sell at each reporting period it remains classified as held for sale and reports any subsequent losses as an adjustment to its carrying value.

Internal-Use Software
Internal-Use Software
Costs related to software acquired, developed, or modified solely to meet the Company’s internal requirements, with no substantive plans to market such software at the time of development, and certain costs related to the direct development of the Company’s customer platform are capitalized. Costs incurred during the preliminary planning and evaluation stage of the project and during the post-implementation operational stage are expensed as incurred. Costs incurred during the application development stage of the project are capitalized and amortized using the straight-line method over the estimated useful life of two to four years. The Company capitalized $4.0 million, $6.0 million and $0.5 million in internal-use software during the fiscal years ended March 31, 2021, 2020 and 2019, respectively. Internal-use software is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an internal-use software asset may not be recoverable. The Company recognized $0.5 million of impairment related to internal-use software during the fiscal year ended March 31, 2021 as a result of changes in business needs. The Company recognized $0.7 million of impairment related to internal-use software during the fiscal year ended March 31, 2020 as a result of restructuring activities. There was no impairment related to internal-use software during the fiscal year ended March 31, 2019.

Impairment of Long-Lived Assets
Impairment of Long-Lived Assets
The Company evaluates long-lived assets, which include depreciable tangible assets such as property and equipment, and right of use assets related to operating leases for impairment whenever events or changes in circumstances indicate that the carrying value of long-lived assets may not be recoverable. The recoverability of these assets is measured by comparing the carrying amounts to the future undiscounted cash flows these assets are expected to generate. The Company recognizes an impairment in the event the carrying amount of such assets exceeds the fair value attributable to such assets. During the fiscal year ended March 31, 2020, impairments to long-lived assets were $33.2 million and recorded within restructuring and other charges in the consolidated statements of operations. There was no impairment to long-lived assets during the fiscal years ended March 31, 2021 and 2019.

Leases
Leases
The Company’s lease portfolio includes leased offices, dedicated lab facility and storage space, and dedicated data center facility space, all of which are accounted for as operating leases. All lease arrangements are recognized at lease commencement. Operating lease right-of-use (“ROU”) assets and operating lease liabilities are recognized at commencement based on the present value of fixed payments not yet paid over the lease term. Operating lease ROU assets represent the Company’s right to use an underlying asset during the reasonably certain lease term and operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease ROU assets also include any initial direct costs incurred and any lease payments made at or before the lease commencement date, less lease incentives received.
When considering the future lease payments to be included in the measurement of the operating lease liabilities, the Company includes payments to be made in optional renewal periods only if it is reasonably certain to exercise the option, and will include periods covered by a termination option only if it is reasonably certain that it will not exercise such option. In addition, the Company elected not to utilize the hindsight practical expedient to determine the lease term for existing leases at adoption. The Company uses the incremental borrowing rate based on the information available at the commencement date in determining the lease liabilities as the Company’s leases generally do not provide an implicit rate. The incremental borrowing rate is estimated to approximate the interest rate on a collateralized basis with similar terms and payments, in an economic environment where the leased asset is located.
Real estate leases of office facilities are the most significant leases held by the Company. For these leases, the Company has elected the practical expedient permitted under ASC 842 to account for the lease and non-lease components as a single lease component. As the Company enters into real estate leases, property tax, insurance, common area maintenance and utilities are generally variable lease payments that do not depend on an index or rate, and therefore, they are excluded from the lease liabilities and expensed as incurred in accordance with ASC 842. The Company reassesses the lease term if and when a significant event or change in circumstances occurs within its control. None of the Company’s lease agreements contain significant residual value guarantees, restrictions, or covenants. The Company currently does not have any finance leases.

Asset Retirement Obligations
Asset Retirement Obligations
The Company’s asset retirement obligations (“ARO”) relate to contractual obligations to return the Sunnyvale, California headquarters facility to its original condition at the end of the lease term. These liabilities are initially recorded at fair value and the related asset retirement costs are capitalized by increasing the carrying amount of the related assets by the same amount as the liability. The asset retirement obligations are depreciated on a straight-line basis over the useful lives of the related assets. Subsequent to initial recognition, the Company records period-to-period changes in the ARO liability resulting from the passage of time and revisions to either the timing or the amount of the original estimate of undiscounted cash flows. The Company derecognizes ARO liabilities when the related obligations are settled.

Revenue Recognition
Revenue Recognition
The Company generates revenue from consumer services, including PGS, research services and therapeutics. In accordance with Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), revenue is recognized when a customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration that the Company expects to receive in exchange for these goods or services. To achieve the core principle of this standard, the Company applies the following five steps:

1.	Identification of the contract, or contracts, with a customer

2.	Identification of the performance obligations in the contract

3.	Determination of the transaction price

4.	Allocation of the transaction price to the performance obligations in the contract

5.	Recognition of revenue when, or as, a performance obligation is satisfied.
Each of the Company’s significant performance obligations and the Company’s application of ASC 606 to its revenue arrangements are discussed in further detail below.
Contracts with customers for both consumer and research services contain multiple performance obligations that qualify as distinct performance obligations. The Company allocates revenue to each performance obligation based on the standalone selling price (“SSP”). Judgment is required to determine the SSP for each distinct performance obligation. If SSP is not directly observable, then SSP is estimated using judgment while considering all reasonably available information. To determine the SSP, the Company considers multiple factors including, but not limited to, third-party evidence for similar services, historical pricing, customer usage statistics, internal costs, gross margin objectives, independent valuations, and marketing and pricing strategies.
Payment terms and conditions vary by contract type, although terms generally include a requirement of payment within 30 to 60 days of the invoice date. In certain arrangements, the Company receives payment from a customer either before or after the performance obligation has been satisfied; however, the Company’s contracts do not contain a significant financing component. The primary purpose of the Company’s invoicing terms is to provide customers with simplified and predictable ways of purchasing its services, and not to receive financing from or provide financing to its customers. Revenue is recorded net of sales tax.
Consumer Services
The Company enters into a contract for consumer services once the customer accepts the terms of service or initiates the service by providing payment to the Company. The transaction price is the amount which the Company expects to be entitled to in exchange for providing services and is calculated as the selling price net of variable consideration which may include estimates for future returns and sales incentives. Consumer services is composed of five distinct performance obligations:

1.	Initial ancestry reports

2.	Initial health reports

3.	Ancestry updates

4.	Health updates

5.	Subscription service reports
Initial reports are distinct from updates as customers can benefit from the information provided from the initial ancestry and health reports without the updates. Accordingly, subsequent updates are additive and, therefore are separately identifiable. Transfer of control for both initial ancestry and initial health reports occur at the time the reports are uploaded to the customer’s account and notification has been provided to the customer. Transfer of control for ancestry and health report updates occurs over time by providing updates to a customer’s reports and features after the initial upload of the ancestry and health reports. This expected service period to provide updates is based on the estimated active life of a customer, which is estimated to be three months for ancestry report updates and twelve months for health report updates. The Company began offering a subscription service in fiscal 2021 where the customer can access additional health-related reports by paying an additional upfront payment for a specified term (currently one year). Transfer of control for these subscription-based reports occurs over time by providing content updates over the subscription term. The majority of consumer services revenue is recognized upon the initial transfer of ancestry and health reports to the consumer. Upon sale of consumer services, deferred revenue is recorded for the net amount paid by the customer and is recognized after the customer returns the Kit, the lab processes the sample, and the initial reports are uploaded to the customer’s account, and the customer is notified.
The Company sells through multiple channels, including direct to consumer via the Company’s website, and both online and traditional retailers. If the customer does not return the Kit, services cannot be completed by the Company, potentially resulting in unexercised rights (“breakage”) revenue. To estimate breakage, the Company applies the practical expedient available under ASC 606 to assess its customer contracts on a portfolio basis as opposed to individual customer contracts, due to the similarity of customer characteristics, at the sales channel level. The Company recognizes the breakage amounts as revenue, proportionate to the pattern of revenue recognition of the returning kits in these respective sales channel portfolios. The Company estimates breakage for the portion of Kits not expected to be returned using an analysis of historical data and considers other factors that could influence customer Kit return behavior. The Company updates its breakage rate estimate periodically and, if necessary, adjusts the deferred revenue balance accordingly. If actual return patterns vary from the estimate, actual breakage revenue may differ from the amounts recorded. The Company recognized breakage revenue from unreturned Kits of $24.1 million, $38.0 million and $57.0 million for the fiscal years ended March 31, 2021, 2020 and 2019, respectively.
Fees paid to certain sales channel partners include, in part, compensation for obtaining PGS contracts. Such contracts have an amortization period of one year or less, and the Company has applied the practical expedient to recognize these costs when incurred. These costs were $3.3 million, $3.9 million and $9.9 million for the fiscal years ended March 31, 2021, 2020 and 2019, respectively.
The Company allows its customers to return products for credit subject to certain limitations. A provision for such returns is established based on historical trends and available data. During the periods presented, the Company had minimal product returns and estimated the reserve for the future returns to be immaterial. Credit card processing fees related to consumer revenue are recorded as incurred in general and administrative expenses in the consolidated statements of operations.
Research Services
The Company enters into contracts with customers to provide research services with payments based on fixed-fee arrangements. Where fees are variable, the Company estimates the most likely amount it expects to receive in determining the transaction price, such that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. When the Company enters into multiple contracts with a single counterparty, the Company evaluates the facts and circumstances to determine whether the contracts should be combined and accounted for as one arrangement or as separate arrangements. The nature of the distinct performance obligations within research services include:

1.	Genotyping

2.	Survey

3.	Data analysis

4.	Recruitment

5.	Web development

6.	Project management

7.	Dedicated research time
Each of the above services are capable of being distinct as customers can benefit from each service on their own and are separately identifiable as each service can be independently fulfilled without a high reliance on another service. Transfer of control for research services occurs over time as the services are performed. The Company generally recognizes revenue over time using an input method utilizing direct labor hours incurred as a percentage of total estimated hours to measure performance.

Therapeutics
Therapeutics revenue consists of the out-licensing of intellectual property associated with identified drug targets.

Disaggregation of Revenue
The following table presents revenue by category:

	Year Ended March 31,
	2021		2020		2019
	Amount	Percentage of Revenue	Amount	Percentage of Revenue	Amount	Percentage of Revenue
	(in thousands, except percentages)
Consumer services	$197,525	81%	$271,639	89%	$425,534	96%
Research services	46,341	19	28,268	9	12,385	3
Therapeutics	54	0	5,556	2	2,981	1

Total	$243,920	100%	$305,463	100%	$440,900	100%

Substantially all consumer services revenue is recognized at the point in time of the initial transfer of reports to the consumer, and substantially all research services revenue is recognized over time as services are performed. Substantially all therapeutics revenue is recognized at the point in time intellectual property is transferred.
The following table summarizes revenue by region based on the shipping address of customers or the location where the services are delivered:

	Year Ended March 31,
	2021		2020		2019
	Amount	Percentage of Revenue	Amount	Percentage of Revenue	Amount	Percentage of Revenue
	(in thousands, except percentages)
United States	$176,120	72%	$241,769	79%	$390,757	89%
United Kingdom	49,386	20	41,770	14	22,194	5
Canada	12,172	5	14,481	5	18,588	4
Other regions	6,242	3	7,443	2	9,361	2

International	67,800	28	63,694	21	50,143	11

Total	$243,920	100%	$305,463	100%	$440,900	100%

Contract Balances
Accounts receivable are recorded when the right to consideration becomes unconditional. Contract assets include amounts associated with contractual rights related to consideration for performance obligations not yet billed and are included in prepaid expenses and other current assets in the consolidated balance sheets. The amount of contract assets was immaterial as of March 31, 2021 and 2020.
Contract liabilities consist of deferred revenue. Revenue is deferred when the Company invoices in advance of fulfilling performance obligations under a contract. Deferred revenue primarily relates to Kits that have been shipped to consumers and non-consigned retail sites but not yet returned for processing by the consumer, as well as research services billed in advance of performance. Deferred revenue is recognized when the obligation to deliver results to the customer is satisfied, and when research services are ultimately performed.
As of March 31, 2021 and 2020, deferred revenue for consumer services was $39.3 million and $38.8 million, respectively. Of the $38.8 million, $74.1 million and $103.9 million of deferred revenue for consumer services as of March 31, 2020, 2019 and 2018, respectively, the Company recognized $34.4 million, $59.9 million and $99.9 million as revenue during the fiscal years ended March 31, 2021, 2020 and 2019, respectively.
As of March 31, 2021 and 2020, deferred revenue for research services was $31.9 million and $48.6 million, respectively, including related party deferred revenue amounts of $30.1 million and $45.1 million, respectively. There was no related party deferred revenue prior to fiscal year 2019. Of the $48.6 million, $48.7 million and $3.4 million of deferred revenue for research services as of March 31, 2020, 2019 and 2018, respectively, the Company recognized $42.8 million, $28.7 million and $1.9 million as revenue during the fiscal years ended March 31, 2021, 2020 and 2019, respectively. Out of the above-mentioned $42.8 million and $28.7 million revenue recognized during the fiscal year ended March 31, 2021 and 2020, respectively, related party revenue amount was $39.9 million and $26.7 million, respectively.
Remaining Performance Obligations
The transaction price allocated to remaining performance obligations represents contracted revenue that has not yet been recognized, which includes deferred revenue and amounts that are expected to be billed and recognized as revenue in future periods. The Company has utilized the practical expedient available under ASC 606 to not disclose the value of unsatisfied performance obligations for PGS as those contracts have an expected length of one year or less. As of March 31, 2021 and 2020, the aggregate amount of the transaction price allocated to remaining performance obligations for research services was $61.9 million and $108.3 million, respectively. These amounts are expected to be recognized over a remaining subsequent period of approximately 1 to 3 years from the reporting date.

Cost of Revenue
Cost of Revenue
Cost of revenue for PGS primarily consists of cost of raw materials, lab processing fees, personnel-related expenses, including salaries and benefits and stock-based compensation, shipping and handling, and allocated overhead. Shipping costs for the Kits are incurred prior to fulfillment of consumer services obligations and the corresponding shipping and handling expense is reported in cost of revenue.
Cost of revenue for research services primarily consists of personnel-related expenses, including salaries, benefits and stock-based compensation, and allocated overhead.

Research and Development
Research and Development
Research and development costs primarily consist of personnel-related expenses, including salaries, benefits and stock-based compensation, associated with the Company’s research and development personnel, collaboration expenses, laboratory services and supplies costs, third-party data services, and allocated overhead. Research and development costs are expensed as incurred.

Advertising Costs
Advertising Costs
Advertising costs consist primarily of direct expenses related to television and radio advertising, including production and branding, paid search, online display advertising, direct mail, and affiliate programs. Advertising production costs are expensed the first time the advertising takes place, and all other advertising costs are expensed as incurred. Advertising costs amounted to $11.2 million, $62.6 million and $136.8 million for the fiscal years ended March 31, 2021, 2020 and 2019, respectively, and are included in sales and marketing expense in the consolidated statements of operations.

Deferred advertising costs primarily consist of vendor payments made in advance to secure media spots across varying media channels, as well as production costs incurred before the first time the advertising takes place. Deferred advertising costs are not expensed until first used. The deferred advertising costs were immaterial as of March 31, 2021. As of March 31, 2020, deferred advertising costs amounted to $2.5 million. Deferred advertising costs are included in prepaid expenses and other current assets in the consolidated balance sheets.

Stock-Based Compensation
Stock-Based Compensation
Stock-based compensation expense related to stock-based awards for employees and non-employees is recognized based on the fair value of the awards granted. The fair value of each stock-based award is estimated on the grant date using the Black-Scholes option pricing model. The Black-Scholes option pricing model requires the input of highly subjective assumptions, including the fair value of the underlying common stock, the expected term of the stock-based award, the expected volatility of the price of the Company’s common stock, risk-free interest rates, and the expected dividend yield of common stock. The assumptions used to determine the fair value of the stock-based awards represent management’s best estimates. These estimates involve inherent uncertainties and the application of management’s judgment. The related stock-based compensation expense is recognized on a straight-line basis over the requisite service period of the awards, including awards with graded vesting and no additional conditions for vesting other than service conditions. The Company accounts for forfeitures as they occur.

Restructuring Expense
Restructuring Expense
The Company defines restructuring expense to include costs directly associated with exit or disposal activities. Such costs include employee severance and termination benefits, contract termination fees and penalties, impairment associated with long-lived assets, and other exit or disposal costs. In general, the Company records involuntary employee-related exit and disposal costs when there is a substantive plan for employee severance and related costs are probable and estimable. For one-time termination benefits (i.e., no substantive plan) and employee retention costs, expense is recorded when the employees are entitled to receive such benefits and the amount can be reasonably estimated. Contract termination fees and penalties, and other exit and disposal costs are generally recorded as incurred.

Income Taxes
Income Taxes
The Company applies the provisions of ASC 740, Income Taxes (“ASC 740”). Under ASC 740, the Company accounts for income taxes using the asset and liability method whereby deferred tax assets and liabilities are determined based on temporary differences between the bases used for financial reporting and income tax reporting purposes. Deferred income taxes are provided based on the enacted tax rates and laws that will be in effect at the time such temporary differences are expected to reverse. A valuation allowance is provided for deferred tax assets if it is more likely than not that the Company will not realize those tax assets through future operations.
The Company also utilizes the guidance in ASC 740 to account for uncertain tax positions. ASC 740 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more likely than not of being realized and effectively settled. The Company considers many factors when evaluating and estimating the Company’s tax positions and tax benefits, which may require periodic adjustments, and which may not accurately reflect actual outcomes. The Company recognizes interest and penalties on unrecognized tax benefits as a component of provision for income taxes in the consolidated statements of operations.

Net Loss Per Share Attributable to Common Stockholders
Net Loss Per Share Attributable to Common Stockholders
The Company computes net loss per share using the two-class method required for participating securities. The two-class method requires income available to common stockholders for the period to be allocated between common stock and participating securities based upon their respective rights to receive dividends as if all income for the period had been distributed. The Company determined that it has participating securities in the form of redeemable convertible preferred stock and unvested common stock as holders of such securities have non-forfeitable dividend rights in the event of a declaration of a dividend for shares of common stock. These participating securities do not contractually require the holders of such stocks to participate in the Company’s losses. As such, net loss for the period presented was not allocated to the Company’s participating securities.
The Company’s basic net loss per share is calculated by dividing net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding for the period, without consideration of potentially dilutive securities. The diluted net loss per share is calculated by giving effect to all potentially dilutive securities outstanding for the period using the treasury share method or the if-converted method based on the nature of such securities. Diluted net loss per share is the same as basic net loss per share in periods when the effects of potentially dilutive shares of ordinary shares are anti-dilutive.

Segment Information
Segment Information
The Company currently operates in two reporting segments: Consumer & Research Services and Therapeutics. The Consumer & Research Services segment consists of revenue and expenses from PGS, as well as research services revenue and expenses from certain collaboration agreements (including the GSK Agreement). The Therapeutics segment consists of revenues from the out-licensing of intellectual property associated with identified drug targets and expenses related to drug candidates under clinical development. Substantially all of the Company’s revenues are derived from the Consumer & Research Services segment. See Note 2, “
Summary of Significant Accounting Policies
”, for additional information regarding revenue. There are no inter-segment sales.
Certain expenses such as Finance, Legal, Regulatory and Supplier Quality, and CEO Office are not reported as part of the reporting segments as reviewed by the CODM. These amounts are included in Unallocated Corporate in the reconciliations below. The chief operating decision-maker (“CODM”) is the Chief Executive Officer (“CEO”). The CODM evaluates the performance of each segment based on Adjusted EBITDA. Adjusted EBITDA is defined as net income before net interest expense (income), other expense (income), depreciation and amortization of fixed assets, amortization of internal use software, non-cash stock-based compensation expense, and expenses related to restructuring and other charges, if applicable for the period.
The Company’s revenue and Adjusted EBITDA by segment is as follows:

	Year Ended March 31,
	2021	2020	2019
	(in thousands)

Segment Revenue
Consumer & Research Services	$243,866	$299,907	$437,919
Therapeutics	54	5,556	2,981

Total revenue	$243,920	$305,463	$440,900

Segment Adjusted EBITDA
Consumer & Research Services Adjusted EBITDA	$12,796	$(65,845)	$(85,822)
Therapeutics Adjusted EBITDA	(58,734)	(52,883)	(31,776)
Unallocated Corporate	(30,587)	(28,460)	(23,793)

Total Adjusted EBITDA	$(76,525)	$(147,188)	$(141,391)

Reconciliation of net loss to Adjusted EBITDA
Net loss	$(183,619)	$(250,863)	$(183,533)
Adjustments:
Interest (income), net	(255)	(6,244)	(5,269)
Other (income) / expense, net	(1,322)	(1,340)	19
Depreciation and amortization	20,246	22,610	9,901
Stock-based compensation expense	88,425	43,957	37,491
Restructuring and other charges 1	—	44,692	—

Total Adjusted EBITDA	$(76,525)	$(147,188)	$(141,391)

1)	For the year ended March 31, 2020, restructuring includes $0.9 million of stock-based compensation expense related to restructuring activities.
Customers accounting for 10% or more of segment revenues were as follows:

	Year Ended March 31,
	2021		2020		2019
	(in thousands, except percentages)

Consumer & Research Services Segment Revenue:
Customer C 1	$51,786	21%	$76,087	25%	$107,318	25%

Customer B 2	$39,917	16%	$23,768	8%	$6,533	1%

Therapeutics Segment Revenue:
Customer B 2	$—	0%	$2,981	54%	$2,981	100%

Customer E 2	$54	100%	$2,575	46%	$—	0%

1)	Customer C revenues are primarily in the United States.
2)	Customer B revenues are in the United Kingdom and Customer E is in a region other than the United States, United Kingdom or Canada.
Revenue by geographical region can be found in the revenue recognition disclosures in Note 2, “
Summary of Significant Accounting Policies
”. All of the Company’s property and equipment, net of depreciation and amortization, were located in the United States during the periods presented. The reporting segments do not present total assets as they are not reviewed by the CODM when evaluating their performance.

Related Parties
Related Parties
A party is considered to be related to the Company if the party, directly or indirectly, controls, is controlled by, or is under common control with the Company, including principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management, and other parties with which the Company may deal and can significantly influence the management or operating policies to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests.

Recently Adopted Accounting Pronouncements
Recently Adopted Accounting Pronouncements
As an “emerging growth company,” the Jumpstart Our Business Startups Act (“JOBS Act”) allows the Company to delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are made applicable to private companies. The Company has elected to use this extended transition period under the JOBS Act. The adoption dates discussed below reflect this election.
In January 2016, the FASB issued ASU No. 2016-01,
Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
, which primarily affects the accounting for equity investments, financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. The accounting for other financial instruments, such as loans, investments in debt securities and financial liabilities is largely unchanged. The Company adopted ASU 2016-01 as of April 1, 2019, and the adoption did not have a material impact on its consolidated financial statements.
In August 2016, the FASB issued ASU No. 2016-15,
Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force)
, which provides guidance on how certain cash receipts and outflows should be classified on entities’ statement of cash flows. The Company adopted ASU 2016-15 as of April 1, 2019, and the adoption did not have a material impact on its consolidated financial statements.
In January 2017, the FASB issued ASU No. 2017-01,
Business Combinations (Topic 805): Clarifying the Definition of a Business
, which provides guidance to evaluate whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. If substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single asset or a group of similar assets, the assets acquired (or disposed of) are not considered a business. The Company adopted ASU 2017-01 as of April 1, 2019 on a prospective basis, and the adoption did not have a material impact on its consolidated financial statements.
In August 2018, the FASB issued ASU No. 2018-13,
Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement
. ASU 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820,
Fair Value Measurement
. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty should be applied prospectively for only the most recent annual period presented in the initial fiscal year of adoption. The Company early adopted ASU 2018-13 as of April 1, 2019, and the adoption did not have a material impact on its consolidated financial statements.
In August 2018, the FASB issued ASU No. 2018-15,
Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contrac
t. ASU 2018-15 aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. The new standard requires capitalized costs to be amortized on a straight-line basis generally over the term of the arrangement, and the financial statement presentation for these capitalized costs would be the same as that of the fees related to the hosting arrangements. The Company early adopted ASU 2018-15 as of April 1, 2020, and the adoption did not have a material impact on its consolidated financial statements.

In December 2019, the FASB issued ASU No. 2019-12,
Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes, Simplifying the Accounting for Income Taxes,
which simplifies the accounting for income taxes by removing a variety of exceptions within the framework of ASC 740. These exceptions include the exception to the incremental approach for intra-period tax allocation in the event of a loss from continuing operations and income or a gain from other items (such as other comprehensive income), and the exception to using general methodology for the interim period tax accounting for year-to-date losses that exceed anticipated losses. The Company early adopted ASU 2019-12 as of April 1, 2018, and the adoption did not have a material impact on its consolidated financial statements.

Recently Issued Accounting Pronouncements
Recently Issued Accounting Pronouncements
In June 2016, the FASB issued ASU No. 2016-13,
Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
, which replaces the existing incurred loss impairment model with an expected credit loss model and requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected. The guidance will be effective for the Company beginning April 1, 2023, and interim periods therein. Early adoption is permitted. The Company is currently evaluating the effect that ASU 2016-13 will have on its consolidated financial statements and related disclosures.
In August 2020, the FASB issued ASU No. 2020-06,
 Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging— Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity
, which simplifies the accounting for certain financial instruments with characteristics of liabilities and equity, including convertible instruments and contracts on an entity’s own equity, and clarifies the guidance on the computation of earnings per share for those financial instruments. The guidance will be effective for the Company beginning April 1, 2022, and interim periods therein. Early adoption is permitted for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. The Company is currently evaluating the effect that ASU 2020-06 will have on its consolidated financial statements and related disclosures and does not believe the adoption will have a material impact.